SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 17, 2005

TRANSMERIDIAN EXPLORATION, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-60960	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

397 N. Sam Houston Parkway E., Suite 300

Houston, Texas 77060

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (281) 999-9091

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TRANSMERIDIAN EXPLORATION, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 5.02.	Resignation of Corporate Controller

Signature

Item 5.02 (b).     Resignation of Controller

Effective May 17, 2005, Charles J. Campise, the Company’s Corporate Controller and principal accounting officer, resigned to pursue another opportunity.  Mr. Campise has served the Company as Corporate Controller since December 2003.  The Company is conducting a search for a new Corporate Controller to replace Mr. Campise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION, INC.

Date:	May 20, 2005	By:	/s/ Earl W. McNiel
Earl W. McNiel
Vice President and Chief Financial Officer